UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)
Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2012

Item 1. Report to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Capital Innovations Global Agri, Timber, Infrastructure Fund
Class A Shares (INNAX)
Class C Shares (INNCX)
Institutional Class Shares (INNNX)

ANNUAL REPORT
November 30, 2012

www.capinnovationsfund.com

Capital Innovations Global Agri, Timber, Infrastructure Fund
a series of Investment Managers Series Trust

Table of Contents

Shareholder letter	1
Fund Performance and Summary	5
Schedule of Investments	6
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	24
Supplemental Information	25
Expense Example	29

This report and the financial statements contained herein are provided for the general information of the shareholders of the Capital Innovations Global Agri, Timber, Infrastructure Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

January 17, 2013

Dear Shareholders:

We are pleased to present the Capital Innovations Global Agri, Timber, Infrastructure Fund’s (“the Fund”) Annual Report covering the period from September 28, 2012, the date of the Fund’s launch, to November 30, 2012.

The Fund’s no load Institutional share class (INNNX) returned a cumulative 0.30% from September 28, 2012, the Fund’s inception date, through November 30, 2012, and a cumulative return of 3.10% from inception through December 31st, 2012.   For the same respective time periods, this can be compared to returns of the following indexes (without deduction for fees, expenses or taxes):  the Standard & Poors (“S&P”) Global Agribusiness Index 1.48% and 4.83%; the S&P Global Timber and Forestry Index 4.88% and 10.49%; and the S&P Global Infrastructure Total Return Index 0.21% and 2.49%, respectively. (Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the Fund’s most recent month end performance, please call (888) 990-9950. Returns showing less than one year are cumulative. The gross operating expense ratio for the Institutional share class is 1.76%. The Fund’s investment advisor contractually agreed, until March 31, 2014, to waive its fees and/or absorb expenses so that the total annual fund operating expense does not exceed 1.35%. Otherwise, performance shown would have been lower.)

The Fund’s performance launched to a relatively strong start in the fourth quarter 2012 before the markets were hit with an unexpected shock that included a hurricane in the northeast United States. The hurricane which occurred on October 29, 2012, led to a brief selloff amid concerns about the resulting economic damage and potential effects to the U.S. Gross Domestic Product.

Despite the ebbs and flows of the fourth quarter 2012, including the U.S. election, the major hurricane in the northeast and the uncertainties surrounding the year-end “fiscal cliff,” the Fund was able to generate positive returns.  Those returns were largely driven by strong performance in the timber and agribusiness holdings.

Macro Outlook:

During 2012, U.S. economic indicators such as new housing starts, manufacturers' new orders and new car sales, indicated an overall economic recovery.  In our view, what made this possible was a decline in inflation and a healthy dose of global monetary stimulus. In this context, China’s struggles in early 2012 proved to be a positive for the world economy as it allowed commodity prices to decline in much of the world, providing consumers with the equivalent of a tax cut and central banks with room to lower official rates.

In our view, due to the combination of low interest rates globally and very accommodative monetary policies, equities have now become even more sensitive to inflation than they have been in the past. With international efforts to avert recession over the last year, fears have grown about the brunt of monetary policy and debt overhang globally. Sentiment fluctuates between deflationary concerns and inflationary fears, and the demand for safe-haven assets has risen.

However, we believe that overall 2013 can be an attractive investment environment for equities provided they are poised to benefit from stronger global growth and a rise in inflationary pressures.  Globally listed equities in the agribusiness, timber, and infrastructure sectors have the potential to benefit from such factors.  For example, if prices rise, commodity producers such as agribusiness companies are likely to see a rise in the underlying commodity, meaning that their revenues may be tied directly to inflation.  Companies that own timber may provide an inflation hedge because consistent tree growth may provide a steady rise in the value of the asset.  For certain infrastructure companies, such as utilities, profits may be tied to inflation because customers may pay for their goods and services at the elevated prices. We discuss each of these sectors in more detail, below.

Agribusiness Outlook:

The agribusiness sector is demonstrating signs of a long-term, demand-driven trend similar to what the hard commodities and energy sectors experienced during the past decade. A number of factors are driving demand and constraining supply, leading to investment opportunities. According to the United Nations, the global population is set to grow by 2050 to over 9 billion people, compared to 7 billion people today.1 The world’s farmers need to continue to become more efficient to satisfy the growing demand for food. From our analysis, we also anticipate a multi-year climate change cycle impacting production.  These negative impacts to production, as we witnessed in 2012, may contribute to another year of crop failures in 2013, resulting in grain and livestock prices rising significantly.

Strong economic growth in developing economies is also leading to a rapid rise in living standards. As income per capita increases, particularly for people earning very low incomes, an increased proportion of income is spent on nutrition and general well-being. More people consume more food, including more protein from animal products. The increase in demand for protein leads to even greater demand for grains.

The planet’s growing population, combined with pressure on a limited supply of agricultural land from competing uses such as urban sprawl, industrial complexes, and forestry, is leading to a decrease in the amount of arable land available per person.  The agribusiness sector will continue to be instrumental in satisfying the long term demands for improved diets, higher protein consumption and making limited farmland as productive as possible.

The Fund benefitted from agribusiness positions in Bunge Limited which engages in the agriculture and food businesses worldwide; and Syngenta AG, a company focused on discovery, development, manufacture, and marketing of agribusiness products designed to enhance crop yields and food quality worldwide. Underperforming positions within the agribusiness sector included Potash Corporation of Saskatchewan, Inc., a producer and distributor of fertilizers and related industrial and feed products primarily in the United States and Canada; and The Mosaic Company, a producer and marketer of concentrated phosphate and potash crop nutrients for the agriculture industry worldwide.

Timber Outlook:

From our analysis, we forecast North American lumber prices to rise in 2013 and 2014.  Our five-year outlook shows that tighter supply and a viable increased demand in wood products have taken hold, with the full impact still three or more years away.

With the return of a demand-driven wood products market in 2012 – due to rapidly increasing housing starts in the U.S. – we forecast that lumber and timber panel prices utilized in the building, furniture and general manufacturing industries may rise in 2013 and rise further in 2014. With the expectation of strong growth in U.S. housing starts over the next five years, combined with a better balance in the housing inventory and a recovering economy, the U.S. supply chain may become overwhelmed at times during the next five years, which would likely allow wood products prices to rise. While there are a number of assumptions that are required to maintain steady economic growth, we expect a strong wood products recovery amidst a tightening timber and mill supply base over the next few years.

With China log and lumber imports from North America increasing year over year, and with U.S. demand now showing signs of rebounding, some key structural constraints are expected to keep log and lumber supplies tight relative to demand growth, including but not limited to:
•	A collapse of the Russian logging sector in 2009 from the global financial crisis;
•	Changes to the Russian log export tax that continues to leave Russian log exports less available and expensive; and
•	China’s requirement to feed its growing wood deficit could see a return to steady demand growth for imported logs and lumber from North America and other sources.

1 United Nations, Department of Economic and Social Affairs, Population Ageing and Development 2012

The role of Timber Investment Management Organizations (TIMOs), groups formed to aid institutional investors in actively managing their timberlands, should play out should log markets strengthen. As many large U.S. corporate forest companies with sawmills have sold their private timberlands to TIMOs, timber prices may rise and be sold more on the margin, tightening the economics of sawmilling in the U.S. and potentially limiting incremental lumber production.

The Fund benefitted from positions which gained from increased timber demand such as Weyerhaeuser Company, a forest products company which grows and harvests trees, builds homes, and manufactures forest products worldwide; and Louisiana Pacific Corporation, a company which engages in manufacturing and distributing building products for new home construction, remodeling, manufactured housing, and light commercial construction. Underperforming positions within the timber sector included Buckeye Technologies, Inc. which engages in the manufacture and distribution of cellulose-based specialty products; and Rock-Tenn, Co. which manufactures and sells corrugated and consumer packaging products in the United States, Canada, Mexico, Chile, Argentina, Puerto Rico, and China.

Infrastructure Outlook:

We continue to focus on energy in emerging markets as an area for potential long-term growth.  The Energy Information Agency projected in a September 2011 report that world energy consumption will rise by 47% from 2010 through 2035.2 Much of the growth is expected to come from emerging economies, where above-average economic growth is accompanied by increased demand for energy. Leading the way are BRIC (Brazil, Russia, India and China) countries. China and India alone present a projected increase in energy consumption by more than 90% over this timeframe.

Although the oil and gas sub-sector in general was not a strong group in 2012 given the negative trends in oil and natural gas prices, we look to be selective in 2013 as we monitor global trends.

Telecommunications have demonstrated a classic bubble pattern over the past 17 years as the global telecom sector grew from just over 5% of total global market capitalization in 1994 to 12% in 2000. As with any rapid overexpansion of a given sector, its market capitalization ultimately tumbled along with technology, and the sector never recovered from the bubble burst in the early 2000s. Notably, in March 2012 the share of telecom stocks as a percentage of world market capital fell to its lowest level of all time. The share is currently under 5%, indicating it to be a focus for 2013. In 2011, 144 million mobile‐broadband subscriptions were added in the BRICS and South Africa, accounting for 45% of the world’s total subscriptions added in 2011.3 We continue to expect growth in the consumption of telecommunications and believe the global market capitalization of this sector is poised for expansion.

Utilities today are also near their historical low in terms of global equity market capitalization. Utilities are the smallest global sector and have traded between 3-6% of world market capitalization since 1994. Like telecom, the utilities sector looks to be fertile ground for long-term investors. Most of the electricity infrastructure in the developed countries was built in the 1950s and 60s.  As an example, in the U.S.: 70% of transmission lines are 25 years or older / 70% of power transformers are 25 years or older / 60% of circuit breakers are more than 30 years old.4 As a result of the under-investment in the last couple of decades, in the U.S., and as well in other regions, there are now increased instances of brown/black-outs due to grid congestion and reliability issues.

The Fund benefitted from positions in global energy holdings such as Huaneng Power, an independent power producer located in China which engages in the generation and sale of electric power and heat to regional or provincial grid companies; and National Grid Plc which engages in the transmission and distribution of electricity and gas in Great Britain and northeastern United States.  Underperforming positions within the infrastructure sector included France Télécom SA which provides fixed telephony and mobile telecommunications, data transmission, internet and multimedia services to

2 U.S. Energy Information Administration, International Energy Outlook 2011, September 19, 2011
3 International Telecommunications Union, Data and Statistics, 2011
4 Edison Electric Institute, 2011

consumers, businesses, and telecommunications operators; and Williams Companies, Inc. which operates as an energy infrastructure company in the U.S.

Summary:

Overall we believe that any success in global investing for 2013 will be tied to stronger global growth and a potential rise in inflationary pressures. In closing, Capital Innovations was pleased with overall performance of the Fund for its three months of operations in 2012 despite a volatile backdrop for equity markets globally.

We believe the Fund is well positioned to take advantage of the enduring and fundamental needs of today’s global population – Food, Forest and Fuel.  We are hopeful that shareholders will be rewarded for their patience over the coming years.

We value your trust and confidence in the Fund, and thank you for your support.

Sincerely,

Michael D. Underhill	Susan L. Dambekaln
Chief Investment Officer	Portfolio Manager
Capital Innovations, LLC	Capital Innovations, LLC

IMPORTANT RISKS AND DISCLOSURES:

The views expressed in this report reflect those of the Fund’s Sub-Advisor as of the date this is written and may not reflect their views on the date this report is first published or anytime thereafter.  These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.  This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report.  All current and future holdings are subject to risk and to change.  To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

An investment in the Capital Innovations Global Agri, Timber, Infrastructure Fund is subject to risk, including the possible loss of principal amount invested and including, but not limited to, the following risks, which are more fully described in the prospectus:  The Fund’s concentration in the infrastructure, timber, and agribusiness industries may present more risks than if the portfolio were broadly diversified over numerous industries, and the factors affecting the companies in each industry may have a significant effect on the Fund’s performance. The Fund invests in foreign securities, which may be more volatile than the securities of U.S. issuers because of economic and social conditions abroad, political developments, changes in the regulatory environment of foreign countries, changes in exchange rates and global interest rates. The Fund invests in Master Limited Partnerships (MLPs), which involve additional risks including, but not limited to, regulatory risk and tax risk. Newly organized Funds have no or minimal trading history, and there can be no assurance that active trading markets will be developed or maintained. Accordingly, the Fund may not be suitable for all investors.

The S&P Global Infrastructure Index provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. To create diversified exposure, the index includes three distinct infrastructure clusters: utilities, transportation, and energy.  The S&P Global Agribusiness Index includes 24 of the largest publicly-traded agribusiness companies from around the world. The index is comprised of a diversified mix of producers, distributors & processors and equipment & materials suppliers companies.  The S&P Global Timber & Forestry Index is comprised of 25 of the largest publicly traded companies engaged in the ownership, management or the upstream supply chain of forests and timberlands. One cannot invest in an index.

Capital Innovations Global Agri, Timber, Infrastructure Fund
FUND PERFORMANCE AND SUMMARY at November 30, 2012

This graph compares a hypothetical $1,000,000 investment in the Fund’s Institutional Shares, made at its inception with a similar investment in the S&P Global Agribusiness Index, S&P Global Infrastructure Index, S&P Global Timber and Forestry Index, and Custom Index.

The S&P Global Agribusiness Index includes 24 of the largest publicly-traded agribusiness companies from around the world.

The S&P Global Infrastructure Index provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe.

The S&P Global Timber and Forestry Index is comprised of 25 of the largest publicly traded companies engaged in the ownership, management of the upstream supply chain of forests and timberlands.

The Custom Index is comprised of 33.33% weighting between the three S&P indices stated above and is not intended to be a reflection of the Fund’s Industry Composition.

These indices do not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Total Returns as of November 30, 2012
	1 Month*	Since Inception* (9/28/12)
Unadjusted for sales charge or CDSC
Capital Innovations Global Agri, Timber, Infrastructure Fund – A shares	0.70%	0.20%
Capital Innovations Global Agri, Timber, Infrastructure Fund – C shares	0.60%	0.10%
Adjusted for maximum sales charge or CDSC
Capital Innovations Global Agri, Timber, Infrastructure Fund – A shares	-5.11%	-5.56%
Capital Innovations Global Agri, Timber, Infrastructure Fund – C shares	-0.40%	-0.90%
Capital Innovations Global Agri, Timber, Infrastructure Fund – Institutional Shares	0.70%	0.30%
S&P Global Agribusiness Equity Index	2.44%	1.48%
S&P Global Infrastructure Index	-1.33%	0.21%
S&P Global Timber & Forestry Index	3.54%	4.88%
Custom Index	1.55%	2.20%
*Cumulative

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling1-888-990-9950 or by visiting www.capinnovationsfund.com.

Gross and Net Expense Ratios for Class A shares are 2.01% and 1.60% respectively, for the Class C shares are 2.76% and 2.35% respectively, and for Class I shares are 1.76% and 1.35% respectively, which are the amounts stated in the current prospectus as of the date of this report. The Advisor’s contractual agreement waives its fees and/or absorbs expenses and is in effect until March 31, 2014.

Total returns adjusted for the maximum sales charge or contingent deferred sales charge (“CDSC”) reflect the deduction of the maximum sales charge of 5.75% for A shares and CDSC charge of 1.00% when shares are redeemed within 12 months of purchase. Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Capital Innovations Global Agri, Timber Infrastructure Fund
SCHEDULE OF INVESTMENTS
As of November 30, 2012

Number of Shares		Value
	COMMON STOCKS – 89.2%
	AGRIBUSINESS – 25.9%
	AGRICULTURAL PRODUCTS – 6.3%
120	Archer-Daniels-Midland Co.	$3,204
136	Bunge Ltd.	9,950
67	Ingredion, Inc.	4,351
		17,505
	CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS – 0.4%
14	Deere & Co.	1,177

	DIVERSIFIED CHEMICALS – 1.0%
60	EI du Pont de Nemours & Co.	2,588

	FERTILIZERS & AGRICULTURAL CHEMICALS – 14.4%
71	Agrium, Inc.	7,243
18	CF Industries Holdings, Inc.	3,853
89	Monsanto Co.	8,151
59	Mosaic Co.	3,190
145	Potash Corp. of Saskatchewan, Inc.	5,585
106	Syngenta A.G. - ADR	8,477
16	Terra Nitrogen Co. LP	3,472
		39,971
	OIL & GAS REFINING & MARKETING – 1.7%
291	Cosan Ltd.	4,714

	PACKAGED FOODS & MEATS – 2.1%
225	BRF - Brasil Foods S.A. - ADR	4,129
35	Cal-Maine Foods, Inc.	1,609
		5,738
		71,693

	INFRASTRUCTURE – 37.5%
	DIVERSIFIED METALS & MINING – 1.1%
195	Hi-Crush Partners LP*	3,015

	ELECTRIC UTILITIES – 0.9%
140	Enersis S.A. - ADR	2,373

	INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 2.3%
185	Huaneng Power International, Inc. - ADR	6,307

	INTEGRATED OIL & GAS – 6.1%
60	Eni S.p.A. - ADR	2,846
91	Sasol Ltd. - ADR	3,854
202	Statoil ASA - ADR	4,927

Capital Innovations Global Agri, Timber, Infrastructure Fund
SCHEDULE OF INVESTMENTS – Continued
As of November 30, 2012

Number of Shares		Value
	COMMON STOCKS (Continued)
	INFRASTRUCTURE (Continued)
	INTEGRATED OIL & GAS (Continued)
104	Total S.A. - ADR	$5,216
		16,843
	INTEGRATED TELECOMMUNICATION SERVICES – 4.4%
185	CenturyLink, Inc.	7,185
92	Chunghwa Telecom Co., Ltd. - ADR	2,958
190	France Telecom S.A. - ADR	2,035
		12,178
	MARINE – 1.9%
328	Seaspan Corp.	5,402

	MULTI-UTILITIES – 2.8%
94	National Grid PLC - ADR	5,324
213	Veolia Environnement S.A. - ADR	2,305
		7,629
	OFFICE REIT'S – 1.1%
138	DuPont Fabros Technology, Inc.	3,186

	OIL & GAS DRILLING – 1.0%
63	Transocean Ltd.	2,911

	OIL & GAS EXPLORATION & PRODUCTION – 1.2%
15	CNOOC Ltd. - ADR	3,197

	OIL & GAS STORAGE & TRANSPORTATION – 6.0%
130	Enbridge, Inc.	5,238
40	Kinder Morgan Energy Partners LP	3,260
69	Plains All American Pipeline LP	3,214
25	Tesoro Logistics LP	1,153
50	TransCanada Corp.	2,300
52	Ultrapar Participacoes S.A. - ADR	1,069
16	Williams Cos., Inc.	525
		16,759
	RAILROADS – 0.4%
55	CSX Corp.	1,087

	SPECIALIZED REIT'S – 1.9%
24	American Tower Corp.	1,798
60	Health Care REIT, Inc.	3,534
		5,332
	WATER UTILITIES – 0.2%
23	Aqua America, Inc.	587

Capital Innovations Global Agri, Timber, Infrastructure Fund
SCHEDULE OF INVESTMENTS – Continued
As of November 30, 2012

Number of Shares		Value
	COMMON STOCKS (Continued)
	INFRASTRUCTURE (Continued)
	WIRELESS TELECOMMUNICATION SERVICES – 6.2%
178	America Movil S.A.B. de C.V. - ADR	$4,199
85	China Mobile Ltd. - ADR	4,838
134	Mobile Telesystems OJSC - ADR	2,336
18	SBA Communications Corp. - Class A*	1,239
182	Vodafone Group PLC - ADR	4,695
		17,307
		104,113
	TIMBER – 25.8%
	BUILDING PRODUCTS – 2.1%
155	Universal Forest Products, Inc.	5,837

	FOREST PRODUCTS – 4.7%
331	Louisiana-Pacific Corp.*	5,766
135	Pope Resources, Inc. LP	7,086
		12,852
	PAPER PACKAGING – 3.9%
97	Packaging Corp. of America	3,535
113	Rock-Tenn Co. - Class A	7,349
		10,884
	PAPER PRODUCTS – 4.8%
54	Buckeye Technologies, Inc.	1,497
600	Fibria Celulose S.A. - ADR*	6,066
157	International Paper Co.	5,831
		13,394
	SPECIALIZED REIT'S – 10.3%
189	Plum Creek Timber Co., Inc.	8,099
130	Potlatch Corp.	5,063
115	Rayonier, Inc.	5,732
350	Weyerhaeuser Co.	9,646
		28,540
		71,507
	TOTAL COMMON STOCKS (Cost $246,846)	247,313

Principal Amount
	SHORT-TERM INVESTMENTS – 6.9%
$18,993	UMB Money Market Fiduciary Fund, 0.01%1	18,993

	TOTAL SHORT-TERM INVESTMENTS (Cost $18,993)	18,993

Capital Innovations Global Agri, Timber, Infrastructure Fund
SCHEDULE OF INVESTMENTS – Continued
As of November 30, 2012

TOTAL INVESTMENTS – 96.1% (Cost $265,839)	$266,306
Other Assets in Excess of Liabilities – 3.9%	10,862

TOTAL NET ASSETS – 100.0%	$277,168

ADR – American Depository Receipt
LP – Limited Partnership
PLC – Public Limited Company
REIT – Real Estate Investment Trust

*	Non-income producing security.
1	The rate is the annualized seven-day yield at period end.

See Accompanying Notes to Financial Statements.

Capital Innovations Global Agri, Timber, Infrastructure Fund
SUMMARY OF INVESTMENTS
As of November 30, 2012

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Fertilizers & Agricultural Chemicals	14.4%
Specialized REIT's (Timber)	10.3%
Agricultural Products	6.3%
Wireless Telecommunication Services	6.2%
Integrated Oil & Gas	6.1%
Oil & Gas Storage & Transportation	6.0%
Paper Products	4.8%
Forest Products	4.7%
Integrated Telecommunication Services	4.4%
Paper Packaging	3.9%
Multi-Utilities	2.8%
Independent Power Producers & Energy Traders	2.3%
Building Products	2.1%
Packaged Foods & Meats	2.1%
Marine	1.9%
Specialized REIT's (Infrastructure)	1.9%
Oil & Gas Refining & Marketing	1.7%
Oil & Gas Exploration & Production	1.2%
Diversified Metals & Mining	1.1%
Office REIT's	1.1%
Diversified Chemicals	1.0%
Oil & Gas Drilling	1.0%
Electric Utilities	0.9%
Construction & Farm Machinery & Heavy Trucks	0.4%
Railroads	0.4%
Water Utilities	0.2%
Total Common Stocks	89.2%
Short-Term Investments	6.9%
Total Investments	96.1%
Other Assets in Excess of Liabilities	3.9%
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements.

Capital Innovations Global Agri, Timber, Infrastructure Fund
STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2012

Assets:
Investments in securities, at value (cost $265,839)	$266,306
Receivables:
From Advisor	12,400
Dividends and interest	351
Prepaid expenses	44,942
Total assets	323,999

Liabilities:
Payables:
Investment securities purchased	13,176
Shareholder Servicing fees (Note 6)	45
Distribution fees - Class A & Class C (Note 7)	8
Audit fees	14,766
Administration fees	6,365
Transfer agent fees and expenses	4,089
Fund accounting fees	3,034
Custody fees	2,071
Chief Compliance Officer fees	867
Accrued other expenses	2,410
Total liabilities	46,831

Net Assets	$277,168

Components of Net Assets:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$276,073
Accumulated net investment income	145
Accumulated net realized gain on investments	483
Net unrealized appreciation on investments	467
Net Assets	$277,168

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$13,842
Shares of benficial interest issued and outstanding	1,381
Redemption price	10.02
Maximum sales charge (5.75%* of offering price)	0.61
Maximum offering price to public**	$10.63

Class C Shares:
Net assets applicable to shares outstanding	$7,571
Shares of benficial interest issued and outstanding	756
Redemption price***	$10.01

Institutional Shares:
Net assets applicable to shares outstanding	$255,755
Shares of benficial interest issued and outstanding	25,500
Redemption price	$10.03

*	On sales of $50,000 or more, the sales charge will be reduced.
**	A contingent deferred sales charge (“CDSC”) of 1.00% will be charged on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase.
***	A CDSC of 1.00% will be charged on purchases that are redeemed in whole or in part within 12 months of purchase.

See Accompanying Notes to Financial Statements.

Capital Innovations Global Agri, Timber, Infrastructure Fund
STATEMENT OF OPERATIONS
For the Period September 28, 2012* through November 30, 2012

Investment Income:
Dividends (net of foreign withholding taxes of $49)	$867
Interest	1
Total investment income	868

Expenses:
Audit fees	14,766
Registration fees	8,337
Administration fees	8,130
Offering fees	7,192
Transfer agent fees and expenses	4,089
Fund accounting fees	3,034
Chief Compliance Officer fees	2,388
Custody fees	2,071
Legal fees	1,726
Shareholder reporting fees	1,187
Trustees' fees and expenses	1,036
Miscellaneous fees	917
Advisory fees	502
Insurance fees	366
Shareholder Servicing fees (Note 6)	45
Distribution fees - Class C (Note 7)	5
Distribution fees - Class A (Note 7)	3

Total expenses	55,794
Advisory fees waived	(502)
Other expenses absorbed	(54,667)
Net expenses	625
Net investment income	243

Realized and Unrealized Gain on Investments:
Net realized gain on investments	246
Net change in unrealized appreciation/depreciation on investments	467
Net realized and unrealized gain on investments	713

Net Increase in Net Assets from Operations	$956

*	Commencement of operations.

See Accompanying Notes to Financial Statements.

Capital Innovations Global Agri, Timber, Infrastructure Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period September 28, 2012* to November 30, 2012
Increase in Net Assets from:
Operations:
Net investment income	$243
Net realized gain on investments	246
Net change in unrealized appreciation/depreciation on investments	467
Net increase in net assets resulting from operations	956

Capital Transactions:
Net proceeds from shares sold:
Class A	13,712
Class C	7,500
Institutional Class	255,000
Net increase in net assets from capital transactions	276,212

Total increase in net assets	277,168

Net Assets:
Beginning of period	-
End of period	$277,168

Accumulated net investment income	$145

Capital Share Transactions:
Shares sold:
Class A	1,381
Class C	756
Institutional Class	25,500
Net increase in net assets from capital share transactions	27,637

*	Commencement of operations.

See Accompanying Notes to Financial Statements.

Capital Innovations Global Agri, Timber, Infrastructure Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period September 28, 2012* to November 30, 2012
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income1	0.01
Net realized and unrealized gain on investments	0.01
Total from investment operations	0.02

Net asset value, end of period	$10.02

Total return 2	0.20%	3

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$14

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	122.35%	4
After fees waived and expenses absorbed	1.60%	4
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	(120.45%)	4
After fees waived and expenses absorbed	0.30%	4
Portfolio turnover rate	3%	3

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2
Total return excludes the effect of the applicable sales load. Returns shown do not include payment of CDSC of 1.00% charged on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase. If the sales charges were included total returns would be lower.

3	Not annualized.
4	Annualized.

See Accompanying Notes to Financial Statements.

Capital Innovations Global Agri, Timber, Infrastructure Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period September 28, 2012* to November 30, 2012
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss1	(0.01)
Net realized and unrealized gain on investments	0.02
Total from investment operations	0.01

Net asset value, end of period	$10.01

Total return 2	0.10%	3

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	123.10%	4
After fees waived and expenses absorbed	2.35%	4
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(121.20%)	4
After fees waived and expenses absorbed	(0.45%)	4
Portfolio turnover rate	3%	3

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2
Returns shown do not include payment of CDSC of 1.00% charged on purchases that are redeemed in whole or in part within 12 months of purchase. If the sales charge was included total returns would be lower.

3	Not annualized.
4	Annualized.

See Accompanying Notes to Financial Statements.

Capital Innovations Global Agri, Timber, Infrastructure Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period September 28, 2012* to November 30, 2012
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income1	0.01
Net realized and unrealized gain on investments	0.02
Total from investment operations	0.03

Net asset value, end of period	$10.03

Total return	0.30%	2

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$256

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	122.10%	3
After fees waived and expenses absorbed	1.35%	3
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(120.20%)	3
After fees waived and expenses absorbed	0.55%	3
Portfolio turnover rate	3%	2

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Not annualized.
3	Annualized.

See Accompanying Notes to Financial Statements.

Capital Innovations Global Agri, Timber, Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2012

Note 1 – Organization
The Capital Innovations Global Agri, Timber, Infrastructure Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund seeks to maximum total return through growth of capital, and secondarily seeks to provide current income to shareholders.  The Fund currently offers three classes of shares: Class A, Class C, and Institutional Class and commenced operations on September 28, 2012.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices.  Equity securities that are traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at fair value considering prices for securities of comparable maturity, quality and type.  Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost.  The Fund values exchange-traded options at the last sales price, or, if no last sales price is available, at the last bid price.

A Fund’s assets generally are valued at their market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

Trading in securities on many foreign securities exchanges and OTC markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days.  Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset values (“NAV”) are not calculated and on which the Fund does not affect sales and redemptions of its shares.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares.

Capital Innovations Global Agri, Timber, Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2012

Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.  The Fund incurred offering costs of approximately $60,718, which are being amortized over a one-year period from September 28, 2012 (commencement of operations).

(c) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars.  The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period.  The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices.  Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(d) Forward Foreign Currency Exchange Contracts
The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which it is obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations.  All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations.  The Fund records realized gains or losses at the time the forward contract is settled.  Counter-parties to these forward contracts are major U.S. financial institutions.  At November 30, 2012, the Fund did not have any forward contracts outstanding.

(e) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial

Capital Innovations Global Agri, Timber, Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2012

statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period from September 28, 2012 (commencement of operations) through November 30, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Capital Innovations, LLC (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.10% of the Fund’s average daily net assets.

The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.60%, 2.35% and 1.35% of average daily net assets of the A Shares, C Shares and Institutional Shares, respectively until March 31, 2014.

For the period September 28, 2012 (commencement of operations) through November 30, 2012, the Advisor waived all its fees and absorbed other expenses totaling $55,169.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit in place at the time the expenses were incurred.  The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.  The Advisor may recapture a portion of the following amounts no later than November 30, of the years stated below:

2015:	$55,169

Foreside Fund Services, LLC (“Distributor”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Capital Innovations Global Agri, Timber, Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2012

The amount of net selling commissions and deferred sales charges from the Fund’s Class A and Class C Shares retained by the Distributor, Advisor and/or a broker-dealer affiliated with the Advisor for the period September 28, 2012 (commencement of operations) through November 30, 2012 were as follows:

	Class A	Class C
Net Selling Commissions	$288	$-
Deferred Sales Charge	$-	$-

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the period September 28, 2012 (commencement of operations) through November 30, 2012, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the period September 28, 2012 (commencement of operations) through November 30, 2012, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At November 30, 2012, gross unrealized appreciation and depreciation of investments and foreign currency owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$265,735
Gross unrealized appreciation	$6,609
Gross unrealized depreciation	(6,038)
Net unrealized appreciation on investments and foreign currency translations	$571

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the period September 28, 2012 (commencement of operations) through November 30, 2012, permanent differences in book and tax accounting have been reclassified to paid-in-capital, accumulated undistributed net investment income (loss) and accumulated realized gain (loss) as follows:

Increase (Decrease)
Paid-In Capital	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (139)	$ (98)	$ 237

Capital Innovations Global Agri, Timber, Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2012

As of November 30, 2012 the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$391
Undistributed long-term gains	133
Tax accumulated earnings	524
Accumulated capital, other losses and partial MLP dispositions	$-
Net unrealized appreciation on investments	571
Total accumulated earnings/(deficit)	$1,095

Note 5- Investment Transactions
For the period September 28, 2012 (commencement of operations) through November 30, 2012, purchases and sales of investments, excluding short-term investments, were $251,596 and $4,831, respectively.

Note 6 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the period September 28, 2012 (commencement of operations) through November 30, 2012 shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 7 - Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows the Fund to pay distribution fees for the sale and distribution of its shares.  With respect to the A Shares and C Shares, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% and 1.00%, respectively, of average daily net assets, payable to the Distributor. The Institutional Class does not pay any distribution fees.

The Advisor’s affiliated broker-dealer, HRC Fund Associates, LLC, markets the Fund shares to financial intermediaries pursuant to a selling dealer agreement.  In addition, HRC Fund Associates, LLC may receive sales charges from the Fund’s Distributor for activities relating to the marketing of Fund shares pursuant to a wholesaling agreement with the Fund’s distributor.

For the period September 28, 2012 (commencement of operations) through November 30, 2012, distribution fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Capital Innovations Global Agri, Timber, Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2012

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of November 30, 2012, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 22	Level 32	Total
Investments
Common Stocks1	$247,313	$-	$-	$247,313
Short-Term Investments	18,993	-	-	18,993
Total Investments	$266,306	$-	$-	$266,306

1	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
2	The Fund did not hold any Level 2 or 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers between Levels at period end.

Note 10 – Recently Issued Accounting Pronouncements
In December 2011, the FASB issued ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

Capital Innovations Global Agri, Timber, Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2012

The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

Note 11 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the Capital Innovations Global Agri, Timber, Infrastructure Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of November 30, 2012, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period September 28, 2012 (commencement of operations) to November 30, 2012.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Innovations Global Agri, Timber, Infrastructure Fund as of November 30, 2012, and the results of its operations, the changes in its net assets, and its financial highlights for the period September 28, 2012 to November 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
January 29, 2013

Capital Innovations Global Agri, Timber, Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 990-9950 or on the Fund’s website at http://www.capinnovationsfund.com.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller a (born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-present).	53	None
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	53	None
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services, Inc., a mutual fund service provider (2003-2006); Ex-officio Board Member of the National Investment Company Service Association and past President and Chairman (1995-1997); Senior Vice President, Oppenheimer Management Company (1983-1996).	53	None
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund’s custodian (2006-present); Consultant to Jefferson Wells International (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	53	None
Eric M. Banhazl b † (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present); Senior Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 – 2006); Partner, The Wadsworth Group, a mutual fund administration and consulting services provider (1990-2001).	53	None

Capital Innovations Global Agri, Timber, Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust
Rita Dam b (born 1966) Treasurer and Assistant Secretary	Since December 2007
Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006); Vice President, The Wadsworth Group, a mutual fund administration and consulting services provider (1994-2001).
			N/A	N/A
Joy Ausili b (born 1966) Secretary and Assistant Treasurer	Since December 2007
Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006); Vice President, The Wadsworth Group, a mutual fund administration and consulting services provider (1997-2001).
			N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Robert Tuszynski a (born 1959) Vice President	Since March 2010	Senior Vice President, Director of Distribution Services, UMB Fund Services, Inc. (2008 – present); Vice President and CCO, CUNA Mutual Fund Group (2004 – 2008).	N/A	N/A
Todd Cipperman b (born 1966) Chief Compliance Officer	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with the distributor of certain series of the Trust (not including the Fund), Grand Distribution Services, LLC and its affiliates, UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Capital Innovations Global Agri, Timber, Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement and Sub-Advisory Agreement (Unaudited)
At an in-person meeting held on September 26-27, 2012, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Liberty Street Advisors, Inc. (the “Investment Advisor”) and the Sub-Advisory Agreement (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Fund Advisory Agreements”) between the Investment Advisor and Capital Innovations, LLC (the “Sub-Advisor”) with respect to the Capital Innovations Global Agri, Timber, Infrastructure Fund series of the Trust (the “Fund”) for initial two-year terms.  In approving the Fund Advisory Agreements, the Board of Trustees, including the Independent Trustees, determined that approval of each Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Fund Advisory Agreements from the Investment Advisor, from the Sub-Advisor and from Mutual Fund Administration Corporation (“MFAC”) and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information provided by the Investment Advisor about its organization and financial condition and personnel providing services to the proposed Fund; information provided by the Sub-Advisor about its organization and financial condition, its investment philosophy and process, and personnel providing services to the proposed Fund; the composite performance of accounts managed by the Sub-Advisor using the same strategy it would use with respect to the Fund; reports comparing the proposed advisory fee and the estimated total expenses of the Fund to those of a group of comparable funds selected by MFAC (the “Peer Group”); the expected profitability to the Investment Advisor and the Sub-Advisor of their relationships with the Fund; and the economies of scale and other potential benefits to the Investment Advisor and the Sub-Advisor expected to result from their relationships with the Fund.  The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed Fund Advisory Agreements. Before voting, the Independent Trustees met in a private session with counsel at which no representatives of the Investment Advisor or the Sub-Advisor were present.

In approving the Fund Advisory Agreements, the Board and the Independent Trustees considered a variety of factors, including those discussed below.  The Trustees noted that they had reviewed information about the Investment Advisor at a previous Board meeting in connection with their approval of the investment advisory agreement with respect to other series of the Trust, and they acknowledged the successful growth and performance of the other series.  The Trustees also noted that they had previously reviewed and approved the compliance policies and procedures of the Investment Advisor.  The Board reviewed and determined to approve the Sub-Advisor’s compliance program and code of ethics.  In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.  The Board reviewed the materials and various matters concerning the Investment Advisor and the Fund.

Nature, Extent and Quality of Services
In reviewing the proposed Fund Advisory Agreements, the Board discussed, among other things, the nature, extent and quality of the services expected to be provided by the Investment Advisor and Sub-Advisor with respect to the Fund, as well as the Trustees’ familiarity with the Investment Advisor as the advisor to two other series of the Trust and its personnel who would be providing services to the Fund.   The Board observed that the Investment Advisor did not manage any other accounts using the strategy that would be used to manage the Fund.  The Board noted, however, that the Sub-Advisor did have a relevant performance history, which the Board would review in connection with its consideration of the Sub-Advisory Agreement with respect to the Fund.   The Board considered

Capital Innovations Global Agri, Timber, Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)

information regarding the Investment Advisor’s role as the Fund’s investment advisor, noting that the Investment Advisor would be responsible for, among other things, the selection, oversight, termination and replacement of sub-advisors, as appropriate, monitoring a sub-advisor’s investment of the Fund’s assets, and evaluating the Fund’s performance against appropriate benchmarks and peers.  The Board considered the composite performance of the Sub-Advisor’s infrastructure, timber and agribusiness accounts.  The Board noted that the infrastructure composite had significantly outperformed its benchmark in 2008, 2009, 2010, and 2011, the timber composite had underperformed relative to its benchmark in 2009, but significantly outperformed in 2010 and 2011, and the agribusiness composite had significantly outperformed its benchmark in 2010 and 2011.  Based on its review, the Board and the Independent Trustees concluded that the Investment Advisor and Sub-Advisor have the capabilities, resources and personnel necessary to manage the Fund.

Advisory Fees and Expense Ratios
With respect to the advisory fees and total expenses expected to be paid by the Fund, the Board noted the meeting materials indicated that that the advisory fee and total expenses proposed to be paid by the Fund were higher than the medians of the funds in the Peer Group.  The Board noted, however, the observations by the Investment Advisor’s representatives that 1) the funds in the Peer Group were primarily infrastructure funds, with single investment strategies, while the Fund would be managed using three different strategies, and was unique in that respect, 2) to their knowledge, there were no other agribusiness or timber funds in the marketplace, and 3) the fund most similar to the Fund was the Russell Global Infrastructure Fund, which had a higher advisory fee than the Fund, but was managed using a multi-manager strategy.  The Board also considered certain challenges faced by the Investment Advisor in managing the Fund, including its oversight of compliance by the Sub-Advisor, which had not previously managed a registered investment company, with the Fund’s investment guidelines and various restrictions under the 1940 Act; the relative complexity of supervising management of the Fund’s assets using three different strategies with a combined investment universe of thousands of securities including foreign securities and master limited partnerships, among other things; and oversight of the Sub-Advisor’s pre- and post-trade reviews, which are not automated.  With respect to the Sub-Advisor, the Board noted that the sub-advisory fee proposed to be paid to the Sub-Advisor by the Investment Advisor was significantly lower than the Sub-Advisor’s standard fee schedule for separate account clients in each of its infrastructure, timber and agribusiness strategies, and lower than the fees charged by the Sub-Advisor to sub-advise another mutual fund. The Board and the Independent Trustees concluded that the proposed compensation payable to each of the Investment Advisor and the Sub-Advisor under the respective Fund Advisory Agreement would be fair and reasonable in light of the services proposed to be provided by such entity to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s and Sub-Advisor’s estimated costs and profits with respect to the Fund, noting that the Investment Advisor anticipated waiving a significant portion of its advisory fees during the first year of the Fund’s operations, and determined that the estimated profitability for the Investment Advisor was reasonable.  The Board noted that during the Fund’s startup period, its asset levels would likely be too low to achieve significant economies of scale and that the matter of such economies would be reviewed in the future as Fund assets grow.  The Board further noted its belief that the Investment Advisor and the Sub-Advisor would provide the Fund with a reasonable potential for good investment results.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that approval of each Fund Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved each Fund Advisory Agreement.

Capital Innovations Global Agri, Timber, Infrastructure Fund
EXPENSE EXAMPLE
For the Period Ended November 30, 2012 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Actual Performance example is based on an investment of $1,000 invested at the beginning of the period and held from 9/28/12 (commencement of operations) to 11/30/12.

The Hypothetical (5% annual return before expenses) example is based on an investment of $1,000 invested for the six month period from 6/1/12 to 11/30/12.

Actual Expenses
The information in the rows titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the rows titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Class A Shares	9/28/12*	11/30/12	9/28/12 – 11/30/12**
Actual Performance	$1,000.00	$1,002.00	$2.80
Hypothetical (5% annual return before expenses)	6/1/12	11/30/12	6/1/12 – 11/30/12***
	$1,000.00	$1,017.00	$8.07
Class C Shares	9/28/12*	11/30/12	9/28/12 – 11/30/12**
Actual Performance	$1,000.00	$1,001.00	$4.11
Hypothetical (5% annual return before expenses)	6/1/12	11/30/12	6/1/12 – 11/30/12***
	$1,000.00	$1,013.25	$11.82
Institutional Share Class	9/28/12*	11/30/12	9/28/12 – 11/30/12**
Actual Performance	$1,000.00	$1,003.00	$2.36
Hypothetical (5% annual return before expenses)	6/1/12	11/30/12	6/1/12 – 11/30/12***
	$1,000.00	$1,018.25	$6.81

*	Commencement of operations.

**
Expenses are equal to the Fund’s annualized expense ratio of 1.60%, 2.35% and 1.35% for Class A, Class C and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 64/366 (to reflect the period since inception).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

***
Expenses are equal to the Fund’s annualized expense ratio of 1.60%, 2.35% and 1.35% for Class A, Class C and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

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Advisor
Liberty Street Advisors, Inc.
125 Maiden Lane, 6th Floor
New York, New York 10038

Sub-Advisor
Capital Innovations, LLC
325 Forest Grove Drive, Suite 100,
Pewaukee, WI 53072

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 10th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Capital Innovations Global Agri, Timber, Infrastructure Funds Class A Shares	INNAX	461 418 139
Capital Innovations Global Agri, Timber, Infrastructure Funds Class C Shares	INNCX	461 418 121
Capital Innovations Global Agri, Timber, Infrastructure Funds Institutional Class Shares	INNNX	461 418 113

Privacy Principles of the Capital Innovations Global Agri, Timber, Infrastructure Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Capital Innovations Global Agri, Timber, Infrastructure Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 990-9950, on the Fund’s website at http://www.capinnovationsfund.com or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 990-9950 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  http://www.sec.gov or by calling the Fund at (877) 766-0066. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Section may be obtained by calling (800) SEC-0330.

Capital Innovations Global Agri, Timber, Infrastructure Fund
c/o UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, WI 53233
Toll Free: (888) 990-9950

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-877-766-0066.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2012	FYE 11/30/2011
Audit Fees	$13,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	$1,000	N/A
* $1,000 for each additional state returns filed.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2012	FYE 11/30/2011
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 11/30/2012	FYE 11/30/2011
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	2/7/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	2/7/13

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	2/7/13